Exhibit 10.1

             FORM OF AMENDMENT NO. 1 TO SENIOR CREDIT AGREEMENT

                         This AMENDMENT NO. 1, dated as of November 6,
                    2000, to the SENIOR CREDIT AGREEMENT dated as of June 12, 2000 (as amended and modified from time to time, the "Senior Credit Facility"), among RITE AID CORPORATION, a Delaware corporation ("Rite Aid" or the "Borrower"), the Banks (as defined in Article 1 thereof), CITICORP USA, INC. ("Citicorp USA"), as a Swingline Bank, as an Issuing Bank, and as administrative agent for the Banks (in such capacity, the "Senior Administrative Agent"), CITICORP USA, INC., as collateral agent for the Banks (in such capacity, the "Senior Collateral Agent") and HELLER FINANCIAL, INC. and FLEET RETAIL FINANCE INC., as syndication agents (in such capacity, the "Syndication Agents").

                                  RECITALS

        A. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Senior Credit Facility.

        B. The Borrower requested that Citicorp USA, Inc., make additional Term Loans in the aggregate amount of $100,000,000, and that certain changes be made in the Minimum Interest Coverage Ratio and the Minimum Fixed Charge Coverage Ratio.

        C. The Borrower and the Banks are entering this Amendment pursuant to Section 9.05(a) of the Senior Credit Facility.

                                AGREEMENTS

        In consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Banks agree as follows:

        SECTION 1. Annex I. Annex I to the Senior Credit Facility is amended in its entirety as set forth in Annex I to this Amendment.

        SECTION 2. Additional Term Loans. Subject to the terms and conditions and relying upon the representations and warranties set forth herein and in the Senior Credit Facility, each of the Banks whose Term Commitments are to be increased pursuant to Section 1 hereof agrees to make additional Term Loans in the aggregate amount of $100,000,000 to the Borrower on or before November 10, 2000 pursuant to Sections 2.03 of the Senior Credit Facility, subject to the conditions set forth in Section
3.02 of the Senior Credit Facility.

        SECTION 3. Minimum Interest Coverage Ratio. Section 5.18 of the Senior Credit Facility is amended in its entirety to read as follows:

               SECTION 5.18. Minimum Interest Coverage Ratio. At no time shall the Consolidated Interest Coverage Ratio or the Retail Interest Coverage Ratio, as the case may be, for any period be less than the amount set forth below opposite such period:


                                                             Amount

                                    If no PCS Divestiture has            If a PCS Divestiture
                                    been consummated on                  has been consummated on
                                    or before the last                   or before the last day of
                                    day of such period, the              such period, the minimum
                                    minimum Consolidated                 Retail Interest Coverage
       Period                       Interest Coverage Ratio              Ratio

Fiscal quarter ending on
August 26, 2000                          .75                                     .72

Two fiscal quarters ending
on November 25, 2000                     .81                                     .79

Three fiscal quarters ending
on March 3, 2001                         .96                                     .95

Four fiscal quarters ending
on June 2, 2001                         1.01                                     .99

Four fiscal quarters ending
on September 1, 2001                    1.12                                    1.09

Four fiscal quarters ending
on December 1, 2001                     1.23                                    1.19

Four fiscal quarters ending
on March 2, 2002                        1.39                                    1.37

Four fiscal quarters ending
on June 1, 2002                         1.40                                    1.40


        SECTION 4. Minimum Fixed Charge Coverage Ratio. Section 5.19 of the Senior Credit Facility is amended in its entirety to read as follows:

               SECTION 5.19. Minimum Fixed Charge Coverage Ratio. At no time shall the Consolidated Fixed Charge Coverage Ratio or the Retail Fixed Charge Coverage Ratio, as the case may be, for any period set forth below be less than the amount set forth below opposite such period:



                                                             Amount

                                    If no PCS Divestiture has            If a PCS Divestiture
                                    been consummated on                  has been consummated on
                                    or before the last                   or before the last day of
                                    day of such period, the              such period, the minimum
                                    minimum Consolidated Fixed           Retail Fixed Charge
       Period                       Charge Coverage Ratio                Coverage Ratio

Fiscal quarter ending
on August 26, 2000                     .88                                       .88

Two fiscal quarters ending
on November 25, 2000                   .89                                       .88

Three fiscal quarters ending
on March 3, 2001                       .96                                       .95

Four fiscal quarters ending
on June 2, 2001                       1.01                                       .99

Four fiscal quarters ending
on September 1, 2001                  1.06                                      1.04

Four fiscal quarters ending
on December 1, 2001                   1.11                                      1.09

Four fiscal quarters ending
on March 2, 2002                      1.19                                      1.17

Four fiscal quarters ending
on June 1, 2002                       1.20                                      1.19


        SECTION 5. Binding Effect and Effectiveness. This Amendment may be executed in as many counterparts as may be convenient and shall become binding when the Borrower has executed and delivered at least one counterpart and the following conditions precedent have been satisfied:

               (a) The Borrower shall have paid to each Bank that executes this Amendment at or before 12:00 noon, New York City time, on November 6, 2000, an amendment fee equal to 0.125% of the sum of such Bank's Revolving Credit Commitment and such Bank's Term
        Exposure (computed in each case before giving effect to this Amendment).

               (b) With respect to the amendments set forth in Sections 1 and 2 hereof, this Amendment shall have been executed in counterparts by each of the Banks.

               (c) With respect to the amendments set forth in Sections 3 and 4 hereof and the other provisions of this Amendment, this Amendment shall have been executed in counterparts by the Majority
        Banks.

               (d) The Borrower shall have paid to Agents and the Banks any other fees payable by the Borrower in connection with this Amendment.

        SECTION 6. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof.

        SECTION 7. Reference to Senior Credit Facility. Except as amended hereby, the Senior Credit Facility shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendment to the Senior Credit Facility accomplished hereby, each reference in the Senior Credit Facility, to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Senior Credit Facility shall be deemed a reference to the Senior
Credit Facility, as amended hereby, as the case may be.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

                              RITE AID CORPORATION


                              By:________________________________
                              Name:
                              Title:

                              THE BANKS


                              CITICORP USA, INC.


                              By:________________________________
                              Name:
                              Title:


                              HELLER FINANCIAL, INC.


                              By:________________________________
                              Name:
                              Title:


                              FLEET RETAIL FINANCE INC.


                              By:________________________________
                              Name:
                              Title:


                              FOOTHILL INCOME TRUST II, L.P.


                              By:________________________________
                              Name:
                              Title:


                              FOOTHILL CAPITAL CORPORATION


                              By:________________________________
                              Name:
                              Title:


                              FOOTHILL INCOME TRUST, L.P.


                              By:________________________________
                              Name:
                              Title:


                              THE CHASE MANHATTAN BANK


                              By:________________________________
                              Name:
                              Title:


                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By:________________________________
                              Name:
                              Title:


                              GMAC BUSINESS CREDIT, LLC


                              By:________________________________
                              Name:
                              Title:


                              GMAC COMMERCIAL CREDIT LLC


                              By:________________________________
                              Name:
                              Title:


                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:________________________________
                              Name:
                              Title:


                              PPM AMERICA, INC.


                              By:________________________________
                              Name:
                              Title:


                              NATIONAL CITY COMMERCIAL FINANCE, INC.


                              By:________________________________
                              Name:
                              Title:


                              AMSOUTH BANK


                              By:________________________________
                              Name:
                              Title:


                              DEBIS FINANCIAL SERVICES, INC.


                              By:________________________________
                              Name:
                              Title:


                              THE PROVIDENT BANK


                              By:________________________________
                              Name:
                              Title:


                              SIEMENS FINANCIAL SERVICES, INC.


                              By:________________________________
                              Name:
                              Title:


                              SOVEREIGN BANK


                              By:________________________________
                              Name:
                              Title:


                              TEXTRON FINANCIAL CORPORATION


                              By:________________________________
                              Name:
                              Title:


                              KZH CRESCENT LLC


                              By:________________________________
                              Name:
                              Title:


                              KZH CRESCENT-2 LLC


                              By:________________________________
                              Name:
                              Title:


                              KZH CRESCENT-3 LLC


                              By:________________________________
                              Name:
                              Title:


                              KZH CNC LLC


                              By:________________________________
                              Name:
                              Title:


                              UNITED OF OMAHA LIFE INSURANCE
                              COMPANY

                              BY: TCW ASSET MANAGEMENT COMPANY,
                                  ITS INVESTMENT ADVISOR


                              By:________________________________
                              Name:
                              Title:


                              BANCA ANTONIANA POPOLARE VENETA


                              By:________________________________
                              Name:
                              Title:


                              IBJ WHITEHALL BUSINESS CREDIT CORP.


                              By:________________________________
                              Name:
                              Title:


                              J/Z CBO (DELAWARE), LLC


                              By:________________________________
                              Name:
                              Title:


                              AG CAPITAL FUNDING PARTNERS


                              By:________________________________
                              Name:
                              Title:


                              BLACK DIAMOND CLO 1998-1 LTD.


                              By:________________________________
                              Name:
                              Title:


                              BLACK DIAMOND CLO 2000-1 LTD.


                              By:________________________________
                              Name:
                              Title:


                              WINGED FOOT FUNDING TRUST


                              By:________________________________
                              Name:
                              Title:


                              EATON VANCE SENIOR INCOME TRUST


                              By:________________________________
                              Name:
                              Title:


                              EV INSTITUTIONAL SENIOR LOAN FUND


                              By:________________________________
                              Name:
                              Title:


                              ELC (CAYMAN) LTD. 1999-II


                              By:________________________________
                              Name:
                              Title:


                              ELC (CAYMAN) LTD. 2000-I


                              By:________________________________
                              Name:
                              Title:


                              ELC (CAYMAN) LTD. CDO SERIES 1999-I


                              By:________________________________
                              Name:
                              Title:


                              FIRST UNION NATIONAL BANK


                              By:________________________________
                              Name:
                              Title:


                              KATONAH I, LTD.


                              By:________________________________
                              Name:
                              Title:


                              LONG LANE MASTER TRUST IV


                              By:________________________________
                              Name:
                              Title:


                              TWC LEVERAGED INCOME TRUST II, LP


                              By:________________________________
                              Name:
                              Title:


                              TWC LEVERAGED INCOME TRUST IV, LP


                              By:________________________________
                              Name:
                              Title:


                              OXFORD STRATEGIC INCOME FUND


                              By:________________________________
                              Name:
                              Title:


                              SENIOR DEBT PORTFOLIO


                              By:________________________________
                              Name:
                              Title:


                              SEQUILS I, LTD.


                              By:________________________________
                              Name:
                              Title:


                              SEQUILS IV, LTD.


                              By:________________________________
                              Name:
                              Title:


                              VAN KAMPEN PRIME RATE INCOME TRUST


                              By:________________________________
                              Name:
                              Title:


                              VAN KAMPEN FLOATING RATE FUND


                              By:________________________________
                              Name:
                              Title:


                              VAN KAMPEN SENIOR INCOME TRUST


                              By:________________________________
                              Name
                              Title:


                              ACKNOWLEDGED BY


                              CITICORP USA, INC., as Senior Administrative
                              Agent


                              By:________________________________
                              Name:
                              Title:




                                                                                                              Annex I


                                     Initial Revolving Credit Commitments and Term Loan Commitments

         Bank                                          Term Loan         Revolving Credit                 Total
                                                       Commitment           Commitment                 Commitment

    Citicorp USA, Inc.                          $    40,285,714.27      $ 45,714,285.71            $  85,999,999.98
    Heller Financial Inc.                       $    24,285,714.29      $ 35,714,285.71            $  60,000,000.00
    Fleet Retail Finance Inc                    $    38,571,428.57      $ 46,428,571.43            $  85,000,000.00
    Foothill Income Trust II, L.P.              $    30,142,857.14      $ 12,857,142.86            $  43,000,000.00
    Foothill Capital Corporation                $    24,285,714.29      $ 35,714,285.71            $  60,000,000.00
    Foothill Income Trust, L.P.                 $    20,000,000.00                                 $  20,000,000.00
    The Chase Manhattan Bank                    $    18,571,428.57      $ 46,428,571.43            $  65,000,000.00
    The CIT Group/Business Credit, Inc.         $    34,285,714.29      $ 35,714,285.71            $  70,000,000.00
    GMAC Business Credit, LLC                   $     7,142,857.14      $ 17,857,142.86            S  25,000,000.00
    GMAC Commercial Credit, LLC                 $    21,428,571.43      $ 53,571,428.57            $  75,000,000.00
    General Electronic Capital Corporation      $    44,428,571.43      $ 48,571,428.57            $  93,000,000.00
    PPM America, Inc.                           $    14,285,714.29      $ 35,714,285.71            $  50,000,000.00
    National City Commercial Finance, Inc.      $     7,142,857.14      $ 17,857,142.86            $  25,000,000.00
    Amsouth Bank                                $     5,714,285.71      $ 14,285,714.29            $  20,000,000.00
    Debis Financial Services, Inc.              $     4,285,714.29      $ 10,714,285.71            $  15,000,000.00
    Banca Antoniana Populare Veneta             $     2,857,142.86      $  7,142,857.14            $  10,000,000.00
    The Provident Bank                          $     2,857,142.86      $  7,142,857.14            $  10,000,000.00
    Siemens Financial Services, Inc.            $     2,857,142.86      $  7,142,857.14            $  10,000,000.00
    Textron Financial Corporation               $     5,714,285.71      $ 14,285,714.29            $  20,000,000.00
    KZH Crescent LLC                            $     5,500,000.00                                 $   5,500,000.00
    KZH Crescent-2 LLC                          $     7,500,000.00                                 $   7,500,000.00
    KZH Crescent-3 LLC                          $     5,500,000.00                                 $   5,500,000.00
    KZH CNC LLC                                 $     1,500,000.00                                 $  11,500,000.00
    United of Omaha Life Insurance Company      $     2,000,000.00                                 $   2,000,000.00
    IBJ Whitehall Business Credit Corp.         $    20,000,000.00                                 $  20,000,000.00
    J/Z CBO (Delaware), LLC                     $     4,500,000.00                                 $   4,500,000.00
    AG Capital Funding Partners                 $     6,000,000.00                                 $   6,000,000.00
    Black Diamond CLO 1998-1 Ltd.               $     8,000,000.00                                 $   8,000,000.00
    Black Diamond CLO 2000-1 Ltd.               $    10,000,000.00                                 $  10,000,000.00
    Winged Foot Funding Trust                   $     2,500,000.00                                 $   2,500,000.00
    Eaton Vance Senior Income Trust             $     3,000,000.00                                 $   3,000,000.00
    EV Institutional Senior Loan Fund           $     1,000,000.00                                 $   1,000,000.00
    ELC (Cayman) Ltd. 1999-II                   $     2,500,000.00                                 $   2,500,000.00
    ELC (Cayman) Ltd. 2000-I                    $     5,000,000.00                                 $   5,000,000.00
    ELC (Cayman) Ltd. CDO Series 2000-I         $     2,500,000.00                                 $   2,500,000.00
    First Union National Bank                   $     5,000,000.00                                 $   5,000,000.00
    Katonah I, Ltd.                             $     5,000,000.00                                 $   5,000,000.00
    Long Lane Master Trust IV                   $     5,000,000.00                                 $   5,000,000.00
    TWC Leveraged Income Trust II, LP           $     4,500,000.00                                 $   4,500,000.00
    TWC Leveraged Income Trust IV, LP           $     5,000,000.00                                 $   5,000,000.00
    Oxford Strategic Income Fund                $     1,000,000.00                        .        $   1,000,000.00
    Senior Debt Portfolio                       $    70,000,000.00                                 $  70,000,000.00
    Sequils I, Ltd.                             $     8,000,000.00                                 $   8,000,000.00
    Sequils IV, Ltd.                            $     7,500,000.00                                 $   7,500,000.00
    Van Kampen Prime Rate Income Trust          $    20,000,000.00                                 $  20,000,000.00
    Van Kampen Floating Rate Fund               $    14,000,000.00                                 $  14,000,000.00
    Van Kampen Senior Income Trust              $    16,000,000.00                                 $  16,000,000.00
----------------------------------------------------------------------------------------------------------------------
TOTAL COMMITMENTS                               $   600,000,000.00      $500,000,000.00            $1,100,000,000.00
----------------------------------------------------------------------------------------------------------------------
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